EXHIBIT 10.336

AGREEMENT REGARDING EXIT FEES

THIS AGREEMENT REGARDING EXIT FEES (this “Agreement”), made as of the 28th day of March, 2014 by and among WOODLAND HILLS HC PROPERTY HOLDINGS, LLC, NORTHRIDGE HC&R PROPERTY HOLDINGS, LLC, APH&R PROPERTY HOLDINGS, LLC, WOODLAND HILLS HC NURSING, LLC, NORTHRIDGE HC&R NURSING, LLC, and APH&R NURSING, LLC, each a Georgia limited liability company (each a “Borrower,” and together, “Borrowers”), ADCARE HEALTH SYSTEMS, INC., a Georgia corporation and formerly an Ohio corporation (“Parent”), ADCARE PROPERTY HOLDINGS, LLC, an Ohio limited liability company (“APH”), and ADCARE OPERATIONS, LLC, a Georgia limited liability company (“AdCare OpCo”; together with APH and Parent, “Guarantors,” and each a “Guarantor”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, its successors and assigns (“Lender”).

WITNESSETH:

WHEREAS, Borrowers and Lender entered into that certain Secured Loan Agreement dated as of December 28, 2012 (the “Original Loan Agreement”), pursuant to which Lender made a $16,500,000 term loan to Borrowers (the “Loan”); and

WHEREAS, the Obligations of Borrowers are guaranteed by Guarantors pursuant to the Guaranties, including but not limited to that certain Payment Guaranty dated as of December 28, 2012 (the “Original Parent Guaranty”), from Parent in favor of Lender; and

WHEREAS, the Original Loan Agreement and the Original Parent Guaranty have each been amended by (i) that certain First Amendment to Secured Loan Agreement and Payment Guaranty dated as of May 31, 2013, by and among Borrowers, Guarantors, and Lender (the “First Amendment”), by (ii) that certain Second Amendment to Secured Loan Agreement and Payment Guaranty by and among Borrowers, Guarantors, and Lender dated as of June 27, 2013 (the “Second Amendment”), and by (iii) that certain Third Amendment to Secured Loan Agreement and Payment Guaranty dated as of November 14, 2013 (the “Third Amendment”) (the Original Loan Agreement and the Original Parent Guaranty, as so amended, respectively referred to herein as the “Existing Loan Agreement” and the “Existing Parent Guaranty”); and

WHEREAS, contemporaneously herewith, Borrowers, Guarantors and Lender have entered into that certain Fourth Amendment to Secured Loan Agreement and Payment Guaranty dated as of even date herewith (the “Fourth Amendment”), further amending the Existing Loan Agreement (as amended by the Fourth Amendment and as the same may hereafter be modified, consolidated, amended, restated, extended, renewed, or supplemented from time to time, the “Loan Agreement”) and the Existing Parent Guaranty (as amended by the Fourth Amendment and as the same may hereafter be modified, consolidated, amended, restated, extended, renewed, or supplemented from time to time, the “Parent Guaranty”); and

WHEREAS, it is a condition to the effectiveness of the Fourth Amendment that Borrowers and Guarantors execute and deliver this Agreement to Lender;

NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do covenant and agree as follows:

1.Definitions. All capitalized terms used herein which are not otherwise defined herein shall have the meaning set forth in the Loan Agreement.

2.Exit Fees.
(a)Subject to the further provisions of this Paragraph 2(a), upon the earlier to occur of (i) the repayment in full of the Loan, all accrued interest thereon and all other outstanding Obligations (whether by prepayment, at maturity or otherwise; “Full Repayment”), and (ii) acceleration of the Loan due to the occurrence of an Event of Default (“Acceleration”), Borrowers will pay to Lender an Exit Fee equal to Three Hundred Thirty Thousand Dollars ($330,000) (i.e., an amount equal to two percent (2.0%) of the original Loan Amount of $16,500,000). Notwithstanding the foregoing, the Exit Fee described in this Paragraph 2(a) shall be reduced by an amount equal to two percent (2.0%) of the “Base Release Price” shown on Schedule 9.1(b) to the Loan Agreement for each Project released from its related Mortgage (whether upon partial prepayment pursuant to Section 9.1 of the Loan Agreement or upon repayment or prepayment in full of the Loan), if and only if such Project is refinanced contemporaneously with such release either (i) by a permanent loan from Lender or an Affiliate of Lender, or (ii) by a HUD-insured permanent loan originated by Lender or an Affiliate of Lender.

(b)Upon the earliest to occur of (i) Full Repayment, (ii) the Final Maturity Date, (iiii) Acceleration and (iv) the consummation of the refinancing, sale or other transfer by Sumter Valley Property Holdings, LLC, a Georgia limited liability company, a wholly owned, indirect Subsidiary of Parent, of the skilled nursing facility located at 1761 Pinewood Road, Sumter, SC 29154, and known as “Sumter Valley Nursing and Rehab Center” (“Sumter Valley”), Borrowers will pay to Lender a supplemental Exit Fee in the amount of Three Hundred Thousand Dollars ($300,000), unless prior to the first to occur of such events, Sumter Valley shall have been refinanced either (i) by a permanent loan from Lender or an Affiliate of Lender, or (ii) by a HUD-insured permanent loan originated by Lender or an Affiliate of Lender.

(c)All Exit Fees (if any) payable hereunder from time to time shall be paid to Lender in immediately available funds, shall be fully earned when due and shall be non-refundable when paid.

3.Acknowledgments. Borrowers and Guarantors acknowledge and agree that the fees described in Paragraph 2 above are and shall be deemed to be charges made to compensate Lender for services performed or to be performed by Lender in connection with the Loan, and shall under no circumstances be deemed to be charges for the use of money. Borrowers and Guarantors acknowledge and agree that such fees are supported by good, valuable and adequate consideration, the receipt and sufficiency of which are hereby acknowledged. Without limiting the generality of the foregoing, Borrowers and Guarantors hereby acknowledge that (a) payment of the Exit Fees described in Paragraph 2(a) of this Agreement shall be in consideration of the Loan and the Fourth Amendment, and (b) their agreement to pay the supplemental Exit Fees in the amounts, at the time and under the circumstances described in Paragraph 2(b) hereof is made in consideration of Lender having agreed to forego charging Borrowers any amendment fees in connection with the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment. Nothing contained herein, however, shall operate or be construed as a waiver by Lender of the right to charge a fee in connection with any future amendment, waiver or consent relating to the Loan or the Loan Documents. The parties hereto further acknowledge and agree that this Agreement shall constitute a Loan Document, and that the obligations of Borrowers hereunder shall constitute a part of the Obligations.

4.Notices. Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement shall be given in the manner set forth in the Loan Agreement.

5.Relationship. The relationship between Lender and Borrowers is solely that of a lender and borrower, and nothing contained herein shall in any manner be construed as making the parties hereto partners, joint venturers or any other relationship other than lender and borrower.

6.GOVERNING LAW. THIS AGREEMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF OHIO AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE (WITHOUT GIVING EFFECT TO ANY PRINCIPLES OF CONFLICTS OF LAWS).

7.Headings. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

8.Entire Agreement, Etc. This Agreement expresses the entire understanding of the parties with respect to the matters described herein. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Paragraph 9.

9.Consents, Amendments, Waivers, Etc. This Agreement may be amended only in a writing executed by all parties hereto, and the performance or observance by Borrowers and Guarantors of any terms of this Agreement may be waived only in a writing executed by Lender.

10.Severability. The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

11.NO UNWRITTEN AGREEMENTS. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

12.Assignment. This Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto; provided, however, Borrowers may not assign their respective rights or obligations under this Agreement without the prior written consent of Lender.

13.Counterparts. This Agreement may be executed in several counterparts, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

14.Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Borrowers under this Agreement.

15.Survival. This Agreement shall survive Full Repayment and termination of the Loan Agreement.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement under seal the day and year first set forth above.

BORROWERS:	WOODLAND HILLS HC PROPERTY HOLDINGS, LLC
NORTHRIDGE HC&R PROPERTY HOLDINGS, LLC
APH&R PROPERTY HOLDINGS, LLC, each a Georgia limited liability company,

By: /s/ Boyd P. Gentry
Name:    Boyd P. Gentry
Title:    Manager

WOODLAND HILLS HC NURSING, LLC
NORTHRIDGE HC&R NURSING, LLC
APH&R NURSING, LLC each a Georgia limited liability company,

By: /s/ Boyd P. Gentry
Name:    Boyd P. Gentry
Title:    Manager

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

GUARANTORS:	ADCARE HEALTH SYSTEMS, INC.,
a Georgia corporation

By: /s/ Ronald W. Fleming
Name:    Ronald W. Fleming
Title:    Chief Financial Officer

ADCARE OPERATIONS, LLC, an Ohio limited liability company

By: /s/ Boyd P. Gentry
Name:    Boyd P. Gentry
Title:    Manager

ADCARE PROPERTY HOLDINGS, LLC, a Georgia limited liability company

By: /s/ Boyd P. Gentry
Name:    Boyd P. Gentry
Title:    Manager

LENDER:	KEYBANK NATIONAL ASSOCIATION

	By:	/s/ Eric Hafertepen
	Name:	Eric Hafertepen
	Title:	Vice President